Exhibit 99.2

Con-way Inc.
Freight Segment Statements of Operating Results
(Dollars in thousands)

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010

Revenue before intersegment eliminations	$725,003	$816,965	$797,078	$736,018	$3,075,064

Salaries, wages and employee benefits	356,834	389,091	380,441	366,146	1,492,512
Purchased transportation	120,007	138,317	134,599	117,483	510,406
Other operating expenses	113,837	117,515	119,213	108,038	458,603
Fuel and fuel-related taxes	77,181	84,629	76,995	77,822	316,627
Depreciation and amortization	22,916	25,343	27,082	26,050	101,391
Maintenance	21,676	22,195	22,602	21,552	88,025
Rents and leases	11,408	13,686	13,078	11,046	49,218
Purchased labor	4,297	8,963	10,006	6,108	29,374
Total operating expenses	728,156	799,739	784,016	734,245	3,046,156
Operating income (loss)	$(3,153)	$17,226	$13,062	$1,773	$28,908

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009

Revenue before intersegment eliminations	$573,815	$649,349	$704,459	$696,366	$2,623,989

Salaries, wages and employee benefits	322,555	310,364	341,886	342,940	1,317,745
Purchased transportation	79,948	91,706	114,783	116,026	402,463
Other operating expenses	98,548	96,744	106,211	103,089	404,592
Fuel and fuel-related taxes	44,817	50,871	61,200	70,767	227,655
Depreciation and amortization	26,793	27,133	27,133	25,674	106,733
Maintenance	17,503	17,177	20,959	20,681	76,320
Rents and leases	6,753	6,115	8,174	10,845	31,887
Purchased labor	285	245	1,297	3,509	5,336
Total operating expenses	597,202	600,355	681,643	693,531	2,572,731
Operating income (loss)	$(23,387)	$48,994	$22,816	$2,835	$51,258

Con-way Inc.
Logistics Segment Statements of Operating Results
(Dollars in thousands)

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010

Revenue before intersegment eliminations	$355,183	$385,775	$370,049	$366,981	$1,477,988
Purchased transportation	(210,934)	(242,978)	(229,320)	(223,157)	(906,389)
Net revenue	144,249	142,797	140,729	143,824	571,599

Salaries, wages and employee benefits	52,232	54,285	54,770	56,839	218,126
Other operating expenses	37,197	36,016	35,624	39,337	148,174
Fuel and fuel-related taxes	213	216	187	230	846
Depreciation and amortization	3,063	3,201	3,168	2,794	12,226
Maintenance	574	591	642	810	2,617
Rents and leases	16,245	15,506	15,391	16,550	63,692
Purchased labor	19,102	19,974	20,815	20,571	80,462
Loss from impairment of goodwill and intangible assets	2,767	-	16,414	-	19,181
Total operating expenses excluding purchased transportation	131,393	129,789	147,011	137,131	545,324
Operating income (loss)	$12,856	$13,008	$(6,282)	$6,693	$26,275

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009

Revenue before intersegment eliminations	$316,477	$327,622	$346,352	$341,443	$1,331,894
Purchased transportation	(191,244)	(200,252)	(215,048)	(205,168)	(811,712)
Net revenue	125,233	127,370	131,304	136,275	520,182

Salaries, wages and employee benefits	47,294	50,007	50,942	52,190	200,433
Other operating expenses	38,113	36,915	36,749	39,670	151,447
Fuel and fuel-related taxes	388	357	363	303	1,411
Depreciation and amortization	3,253	2,891	2,989	3,269	12,402
Maintenance	771	647	685	649	2,752
Rents and leases	15,883	15,468	15,492	16,246	63,089
Purchased labor	14,557	13,286	14,552	18,025	60,420
Total operating expenses excluding purchased transportation	120,259	119,571	121,772	130,352	491,954
Operating income	$4,974	$7,799	$9,532	$5,923	$28,228

Con-way Inc.
Truckload Segment Statements of Operating Results
(Dollars in thousands)

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010

Revenue before intersegment eliminations	$140,616	$145,454	$140,655	$143,016	$569,741

Salaries, wages and employee benefits	52,918	52,710	53,199	53,484	212,311
Purchased transportation	6,188	6,437	6,073	5,686	24,384
Other operating expenses	16,618	18,697	15,731	14,650	65,696
Fuel and fuel-related taxes	36,900	37,431	35,640	37,254	147,225
Depreciation and amortization	15,349	15,323	16,608	16,829	64,109
Maintenance	9,162	9,139	7,334	7,275	32,910
Rents and leases	219	261	257	259	996
Purchased labor	287	324	338	317	1,266
Total operating expenses	137,641	140,322	135,180	135,754	548,897
Operating income	$2,975	$5,132	$5,475	$7,262	$20,844

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009

Revenue before intersegment eliminations	$134,783	$143,298	$146,251	$139,739	$564,071

Salaries, wages and employee benefits	55,383	59,361	56,789	54,401	225,934
Purchased transportation	5,060	6,074	6,182	6,026	23,342
Other operating expenses	19,711	16,545	17,083	15,236	68,575
Fuel and fuel-related taxes	28,568	31,958	34,188	35,110	129,824
Depreciation and amortization	16,346	14,932	13,837	13,776	58,891
Maintenance	6,857	6,863	7,012	6,440	27,172
Rents and leases	206	213	195	212	826
Purchased labor	517	473	345	330	1,665
Loss from impairment of goodwill and intangible assets	134,813	-	-	-	134,813
Total operating expenses	267,461	136,419	135,631	131,531	671,042
Operating income (loss)	$(132,678)	$6,879	$10,620	$8,208	$(106,971)

Con-way Inc.
Consolidated Statements of Operating Results
(Dollars in thousands)

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010

Revenue	$1,161,911	$1,306,263	$1,270,183	$1,213,643	$4,952,000

Salaries, wages and employee benefits	489,459	523,950	517,221	498,203	2,028,833
Purchased transportation	277,641	344,039	331,137	313,031	1,265,848
Other operating expenses	133,751	140,191	137,563	136,353	547,858
Fuel and fuel-related taxes	114,349	122,335	112,863	115,450	464,997
Depreciation and amortization	45,026	47,938	50,568	48,970	192,502
Maintenance	31,485	32,016	30,640	29,723	123,864
Rents and leases	28,732	30,319	29,622	28,639	117,312
Purchased labor	24,301	30,043	31,654	27,437	113,435
Loss from impairment of goodwill and intangible assets	2,767	-	16,414	-	19,181
Total operating expenses	1,147,511	1,270,831	1,257,682	1,197,806	4,873,830
Operating income	$14,400	$35,432	$12,501	$15,837	$78,170

					Twelve
	Three Months Ended				Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2009	2009	2009	2009	2009

Revenue	$962,932	$1,056,333	$1,133,441	$1,116,533	$4,269,239

Salaries, wages and employee benefits	458,416	445,698	476,454	477,816	1,858,384
Purchased transportation	213,541	232,509	271,842	265,540	983,432
Other operating expenses	118,531	118,891	131,408	125,673	494,503
Fuel and fuel-related taxes	73,812	83,223	95,786	106,216	359,037
Depreciation and amortization	50,104	48,858	47,390	46,059	192,411
Maintenance	25,159	24,712	28,690	27,824	106,385
Rents and leases	23,496	22,458	24,497	27,931	98,382
Purchased labor	15,372	14,018	16,240	22,190	67,820
Loss from impairment of goodwill and intangible assets	134,813	-	-	-	134,813
Total operating expenses	1,113,244	990,367	1,092,307	1,099,249	4,295,167
Operating income (loss)	$(150,312)	$65,966	$41,134	$17,284	$(25,928)